UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-06540

Name of Fund: MuniYield Insured Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
     Officer, MuniYield Insured Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 10/31/05

Date of reporting period: 11/01/04 - 10/31/05

Item 1 -    Report to Stockholders


MuniYield Insured Fund, Inc.


Annual Report
October 31, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


MuniYield Insured Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863);
(2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


MuniYield Insured Fund, Inc.
Box 9011
Princeton, NJ  08543-9011


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MuniYield Insured Fund, Inc.



The Benefits and Risks of Leveraging


MuniYield Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely.
At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities. As of October 31, 2005, the percentage of the Fund's total net assets invested in inverse floaters was 12.66%, before the deduction of Preferred Stock.


Swap Agreements


The Fund may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.



MUNIYIELD INSURED FUND, INC.                 OCTOBER 31, 2005



A Letter From the President


Dear Shareholder

As the financial markets continued to muddle their way through 2005, the Federal Reserve Board (the Fed) advanced its monetary tightening campaign full steam ahead. The 12th consecutive interest rate hike since June 2004 came on November 1, bringing the target federal funds rate to 4%. The central bank is clearly more focused on inflationary figures than on economic growth, which has shown some signs of moderating. Despite rising short-term interest rates and record-high energy prices, the major market indexes managed to post positive results for the current reporting period:


Total Returns as of October 31, 2005                                  6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                            + 5.27%        + 8.72%
Small-cap U.S. equities (Russell 2000 Index)                           +12.25         +12.08
International equities (MSCI Europe Australasia Far East Index)        + 8.63         +18.09
Fixed income (Lehman Brothers Aggregate Bond Index)                    + 0.15         + 1.13
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)         + 0.59         + 2.54
High yield bonds (Credit Suisse First Boston High Yield Index)         + 2.87         + 3.54


The headlines in recent months focused on Hurricanes Katrina and Rita and, more recently, the nomination of Ben Bernanke to succeed Alan Greenspan as Chairman of the Fed. While the hurricanes prompted a spike in energy prices and short-term disruptions to production and spending, the longer-term economic impact is likely to be tempered. In fact, the fiscal stimulus associated with reconstruction efforts in the Gulf Coast region could add to gross domestic product growth in 2006. Notably, the uncontroversial nomination of Dr. Bernanke was well received by the markets.

The U.S. equity markets remained largely range bound in 2005. Up to this point, strong corporate earnings reports and relatively low long-term bond yields have worked in favor of equities. Looking ahead, high energy prices, continued interest rate hikes, a potential consumer slowdown and/or disappointing earnings pose the greatest risks to U.S. stocks. Internationally, many markets have benefited from strong economic statistics, trade surpluses and solid finances.

The bond market continued to be characterized by a flattening yield curve, although long-term yields finally began to inch higher toward period end. The 10-year Treasury yield hit 4.57% on October 31, 2005, its highest level in more than six months. Still, the difference between the two-year and 10-year Treasury yield was just 17 basis points (.17%) at period end, compared to 149 basis points a year earlier.

Financial markets are likely to face continued crosscurrents in the months ahead. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director



MUNIYIELD INSURED FUND, INC.                 OCTOBER 31, 2005



A Discussion With Your Fund's Portfolio Manager


The Fund continued to provide shareholders with an above-average level of income and recorded a total return for the fiscal year that outpaced its comparable Lipper category average.



Describe the recent market environment relative to municipal bonds.

Over the past year, long-term bond yields were little changed. Initially, U.S. Treasury prices rallied strongly, while their yields, which move in the opposite direction, fell. However, in the final months of the period, bond yields rose (prices fell) as investors worried that higher energy costs in the wake of Hurricanes Katrina and Rita would pressure inflation upward. For its part, the Federal Reserve Board (the Fed) continued to raise short-term interest rates at each of its meetings, lifting the federal funds target rate to 4% on November 1, 2005. As short-term interest rates moved higher in concert with the Fed interest rate hikes and longer-term bond yields remained steadier, the yield curve continued to flatten.

During the past 12 months, 30-year Treasury bond yields declined three basis points to 4.76%, while 10-year Treasury note yields rose 52 basis points (.52%) to 4.57%. Tax-exempt bond yields exhibited a similar pattern. According to Municipal Market Data, the yield on AAA-rated issues maturing in 30 years increased one basis point to 4.59%, while the yield on AAA-rated issues maturing in 10 years rose 52 basis points to 3.92%.

Historically low nominal tax-exempt bond yields continued to encourage municipalities to issue new debt and refund outstanding, higher-couponed issues. During the past year, more than $394 billion in new long-term tax-exempt bonds was issued, an 8.4% increase over the previous year's total of $363 billion. During the first nine months of 2005, the volume of refunding issues increased by more than 55% versus the same period one year ago. Refunding issues were heavily weighted in the 10-year - 20-year maturity range, putting pressure on intermediate tax-exempt bond yields while supporting longer-term bond prices.

Investor demand for municipal product remained positive during most of the period. The most current statistics from the Investment Company Institute indicate that, year-to-date through September 2005, net new cash flows into long-term municipal bond funds exceeded $6.7 billion - a significant improvement from the $12.9 billion net outflow seen during the same period in 2004. Notably, throughout much of the past year, high yield tax-exempt bond funds have been the principal target for these new cash inflows. During recent months, these lower-rated and non-rated bond funds received an average of $115 million per week. The need to invest these cash flows has led to strong demand for lower-rated issues and a consequent narrowing of credit spreads.

Solid investor demand for tax-exempt issues generally helped municipal bond performance approach that of taxable bonds in recent months and reverse some of their prior underperformance. In addition, the ratio of tax-exempt bond yields to taxable bond yields remains attractive and should continue to draw both traditional and non-traditional investors to the municipal marketplace, especially if municipal bond issuance remains manageable.

The communities shattered by Hurricanes Katrina and Rita will require extensive reconstruction. It is too early to estimate the amount of tax-exempt debt that may be required to finance these efforts or to assess the overall impact on the municipal market. However, much of the rebuilding is likely to be funded through federal loans and grants, and the reconstruction will likely be spread over a number of years. Consequently, any new municipal bond issuance prompted by the hurricanes is not likely to disrupt the tax-exempt market in the near future.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended October 31, 2005, the Common Stock of MuniYield Insured Fund, Inc. had net annualized yields of 6.20% and 6.44%, based on a year-end per share net asset value of $15.27 and a per share market price of $14.70, respectively, and $.946 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +4.54%, based on a change in per share net asset value from $15.59 to $15.27, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, exceeded the +2.93% average return of the Lipper Insured Municipal Debt Funds (Leveraged) category for the 12-month period. (Funds in this Lipper category invest primarily in municipal debt issues insured as to timely payment. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.) The Fund's outperformance can be attributed to a few factors, including positive security selection, favorable timing and our focus on the long end of the municipal yield curve. As the yield curve flattened considerably over the past 12 months, long-term bonds outperformed shorter-term issues, and our focus on this sector of the curve enhanced Fund results.



MUNIYIELD INSURED FUND, INC.                 OCTOBER 31, 2005



For the six-month period ended October 31, 2005, the total investment return on the Fund's Common Stock was +.20%, based on a change in per share net asset value from $15.72 to $15.27, and assuming reinvestment of all distributions.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

We maintained our focus on seeking to protect the Fund's net asset value and providing shareholders with an above-average level of income. We sought to pick up additional yield for the portfolio by investing in longer-dated bonds. Although the yield curve began to flatten considerably, the long end remained fairly steep. This area of the curve also has been less subject to bouts of volatility, allowing us the opportunity to add incremental yield while also muting the Fund's price volatility.

We sold short-maturity prerefunded bonds to capture their market appreciation and avoid the negative price amortization associated with shorter-maturity issues. We used the proceeds from our sales to purchase premium-couponed issues in the 25-year - 30-year maturity range. We also looked to buy bonds issued by high-tax states that also impose a tax on out-of-state bonds. Because of the relatively high income taxes imposed by these states, their securities typically meet with strong retail demand. This creates a solid technical market for these securities, leading to better liquidity and tradability. We participated in these transactions in such high-tax states as Florida, New York, California, Arizona and North Carolina.

Importantly, the Fund was essentially fully invested throughout the period, consistent with our goal of maintaining an attractive level of income.

For the six-month period ended October 31, 2005, the Fund's Auction Market Preferred Stock (AMPS) had average yields of 2.29% for Series A, 2.24% for Series B, 2.19% for Series C, 1.90% for Series D, 2.00% for Series E, 2.20% for Series F, 2.10% for Series G, 2.10% for Series H and 2.14% for Series I. The Fed's interest rate hikes are clearly having a material impact on the Fund's borrowing costs. The Fed raised the short-term interest rate target 200 basis points during the 12-month period (and 25 basis points more on November
1). Still, the tax-exempt yield curve remained relatively steep and continued to generate an income benefit to the holders of Common Stock from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 35.67% of total net assets, before the deduction of Preferred Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

We believe the municipal yield curve will remain relatively steep when compared to the U.S. Treasury yield curve, which should continue to provide attractive opportunities on the long end. The Fed appears poised to continue pushing short-term interest rates higher in its effort to keep inflation contained.

Amid these conditions, we expect market volatility to increase given continued hawkish commentary from the Fed and the potential for stronger economic releases. We will look to this volatility for opportunities to purchase attractively structured municipal issues. We continued to look for maturities in the 25-year area and favor a neutral to slightly long portfolio duration, which we believe offers the benefit of incremental yield. Ultimately, we expect that above-average yields will overcome price depreciation and provide for competitive Fund returns over time.


William R. Bock
Vice President and Portfolio Manager


November 14, 2005



MUNIYIELD INSURED FUND, INC.                 OCTOBER 31, 2005


Automatic Dividend Reinvestment Plan


How the Plan Works--The Fund offers a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by the Fund are automatically reinvested in additional shares of Common Stock of the Fund. The Plan is administered on behalf of the shareholders by EquiServe Trust Company N.A. (the "Plan Agent"). Under the Plan, whenever the Fund declares a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of the Fund. The Plan Agent will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agent will invest the dividend amount in newly issued shares. If the Fund's net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan--Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Fund unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan, must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan--The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees--There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent's service fees for handling the reinvestment of distributions are paid for by the Fund. However, brokerage commissions may be incurred when the Fund purchases shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications--The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a market premium, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information--All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at EquiServe Trust Company N.A. (Computershare Investor Services), P.O. Box 43010, Providence, RI 02940-3010, Telephone: 800-426-5523.



MUNIYIELD INSURED FUND, INC.                 OCTOBER 31, 2005



Portfolio Information as of October 31, 2005


                                               Percent of
Quality Ratings by                               Total
S&P/Moody's                                   Investments

AAA/Aaa                                          83.0%
AA/Aa                                             3.5
A/A                                               7.6
BBB/Baa                                           2.1
NR (Not Rated)                                    2.7
Other*                                            1.1


 * Includes portfolio holdings in variable rate demand notes.



Dividend Policy


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.



MUNIYIELD INSURED FUND, INC.                 OCTOBER 31, 2005



Schedule of Investments                                          (In Thousands)


     Face
   Amount   Municipal Bonds                                               Value

Alaska--0.4%

  $ 3,695   Alaska Energy Authority, Power Revenue
                Refunding Bonds (Bradley Lake), Fourth Series,
                6% due 7/01/2018 (g)                                 $    4,272

Arizona--0.9%

    9,000   Maricopa County, Arizona, Hospital Revenue
                Refunding Bonds (Sun Health Corporation),
                5% due 4/01/2035                                          8,846

California--34.1%

   10,000   Alameda Corridor Transportation Authority,
                California, Capital Appreciation Revenue
                Refunding Bonds, Subordinate Lien, Series A,
                5.40%* due 10/01/2012 (a)                                 7,401
    5,000   Antioch, California, Public Finance Authority,
                Lease Revenue Refunding Bonds (Municipal
                Facilities Project), Series A, 5.50%
                due 1/01/2032 (b)                                         5,354
   10,000   California Infrastructure and Economic Development
                Bank, Bay Area Toll Bridges Revenue Bonds,
                First Lien, Series A, 5% due 7/01/2025 (c)               10,369
            California State Department of Water Resources,
                Power Supply Revenue Bonds, Series A:
    5,750         5.125% due 5/01/2018 (b)                                6,119
   10,000         5.25% due 5/01/2020 (b)                                10,736
    3,675         5.375% due 5/01/2021                                    3,963
   12,010         5.375% due 5/01/2022 (b)                               13,014
            California State, GO, DRIVERS (b)(k):
    7,450         Series 556, 7.997% due 11/01/2011                       8,597
    6,450         Series 557, 7.997% due 4/01/2012                        7,505
    5,000   California State, GO, Refunding, RIB, Series 471x,
                8.08% due 9/01/2024 (b)(k)                                5,885
            California State Public Works Board, Lease
                Revenue Bonds:
    5,500         (Department of Corrections), Series C,
                  5.25% due 6/01/2028                                     5,739
    3,755         (Department of General Services), Series D,
                  5.25% due 6/01/2028                                     3,918
    5,250         (Department of Mental Health--Coalinga
                  State Hospital), Series A, 5.125% due 6/01/2029         5,387
   12,000   California State, Various Purpose, GO, 5.25%
                due 11/01/2029                                           12,542
   32,000   California State, Various Purpose, GO, Refunding,
                5% due 6/01/2034 (d)                                     32,802
    7,740   California Statewide Communities Development
                Authority, Health Facility Revenue Bonds (Memorial
                Health Services), Series A, 6% due 10/01/2023             8,490
    4,205   California Statewide Communities Development
                Authority, Water Revenue Bonds (Pooled Financing
                Program), Series C, 5.25% due 10/01/2034 (g)              4,409
    7,500   Desert Sands, California, Unified School District, GO
                (Election of 2001), 5% due 6/01/2029 (g)                  7,759



     Face
   Amount   Municipal Bonds                                               Value

California (concluded)

 $  5,800   Fairfield-Suisun, California, Unified School District,
                GO (Election of 2002), 5.50% due 8/01/2028 (b)       $    6,320
    5,015   Gavilan, California, Joint Community College District,
                GO, DRIVERS, Series 587-Z, 7.987%
                due 8/01/2012 (a)(k)                                      5,915
   45,900   Golden State Tobacco Securitization Corporation of
                California, Tobacco Settlement Revenue Refunding
                Bonds, Series A, 5% due 6/01/2035 (c)                    46,951
   13,155   Huntington Beach, California, Union High
                School District, GO (Election of 2004), 5%
                due 8/01/2029 (g)                                        13,616
    1,000   Long Beach, California, Harbor Revenue Refunding
                Bonds, AMT, Series B, 5.20% due 5/15/2027 (b)             1,037
    5,000   Los Angeles, California, Harbor Department Revenue
                Bonds, RITR, AMT, Series RI-7, 9.325%
                due 11/01/2026 (b)(k)                                     5,360
   33,800   Los Angeles, California, Unified School District, GO,
                Series A, 5% due 1/01/2028 (b)                           35,043
   12,775   Los Angeles, California, Water and Power Revenue
                Bonds (Power System), Series B, 5%
                due 7/01/2035 (g)                                        13,093
    4,730   Port of Oakland, California, DRIVERS, AMT,
                Series 839Z, 7.73% due 11/01/2010 (c)(k)                  5,187
      145   Port of Oakland, California, Revenue Bonds, AMT,
                Series K, 5.75% due 11/01/2021 (c)                          154
    7,000   Port of Oakland, California, Trust Receipts, Revenue
                Bonds, AMT, Class R, Series K, 8.431%
                due 11/01/2021 (c)(k)                                     7,917
   10,000   Riverside County, California, Public Financing
                Authority, Tax Allocation Revenue Bonds
                (Redevelopment Projects), 5% due 10/01/2035 (e)          10,194
   10,000   Sacramento County, California, Sanitation District
                Financing Authority, Revenue Bonds, Series A, 5%
                due 12/01/2035 (a)                                       10,316
    8,310   Stockton, California, Public Financing Authority,
                Lease Revenue Bonds (Parking & Capital Projects),
                5.25% due 9/01/2034 (c)                                   8,752
            University of California, Limited Project Revenue Bonds,
                Series B (g):
   13,955         5% due 5/15/2023                                       14,555
    5,800         5% due 5/15/2033                                        5,979

Colorado--0.5%

    5,000   Moffat County, Colorado, PCR, Refunding
                (PacifiCorp Projects), VRDN, 2.70%
                due 5/01/2013 (a)(h)                                      5,000

District of Columbia--1.5%

   15,000   Metropolitan Washington Airports Authority, D.C.,
                Airport System Revenue Refunding Bonds, AMT,
                Series A, 5% due 10/01/2035 (b)                          15,150



Portfolio Abbreviations


To simplify the listings of MuniYield Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
DRIVERS  Derivative Inverse Tax-Exempt Receipts
EDA      Economic Development Authority
GO       General Obligation Bonds
HDA      Housing Development Authority
HFA      Housing Finance Agency
IDA      Industrial Development Authority
IDR      Industrial Development Revenue Bonds
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
RITR     Residual Interest Trust Receipts
S/F      Single-Family
VRDN     Variable Rate Demand Notes



MUNIYIELD INSURED FUND, INC.                 OCTOBER 31, 2005



Schedule of Investments (continued)                              (In Thousands)


      Face
    Amount    Municipal Bonds                                             Value

Florida--6.6%

 $  4,000   Highlands County, Florida, Health Facilities Authority,
                Hospital Revenue Refunding Bonds (Adventist
                Health System), Series C, 5% due 11/15/2031          $    4,012
    6,015   Jacksonville, Florida, Excise Taxes Revenue Bonds,
                Series A, 5% due 10/01/2032 (a)                           6,207
    5,375   Miami-Dade County, Florida, Aviation Revenue
                Bonds, RIB, AMT, Series 1054-X, 7.74%
                due 10/01/2025 (c)(k)                                     5,856
            Miami-Dade County, Florida, Aviation Revenue
                Refunding Bonds (Miami International Airport), AMT:
    1,000         5.375% due 10/01/2027 (c)                               1,041
   14,800         Series A, 5% due 10/01/2030 (e)                        14,926
   10,000         Series A, 5% due 10/01/2035 (e)                        10,034
    7,830   Miami-Dade County, Florida, Public Facilities Revenue
                Refunding Bonds (Jackson Health System), Series B,
                5% due 6/01/2024 (b)                                      8,113
            Orange County, Florida, Health Facilities Authority,
                Hospital Revenue Bonds:
    5,000         (Adventist Health System), 5.625%
                  due 11/15/2032                                          5,255
    2,000         (Orlando Regional Healthcare), 5.75%
                  due 12/01/2032                                          2,103
   10,000   Volusia County, Florida, Educational Facility Authority,
                Educational Facilities Revenue Refunding Bonds
                (Embry-Riddle Aeronautical University, Inc. Project),
                5% due 10/15/2035 (j)                                    10,109

Georgia--4.3%

            Atlanta, Georgia, Airport General Revenue Refunding
                Bonds (g):
   26,500         AMT, Series A, 5.125% due 1/01/2030                    27,177
   12,500         Series B, 5.25% due 1/01/2033                          13,157
    3,460   Atlanta, Georgia, Water and Wastewater Revenue
                Bonds, VRDN, Series C, 2.72% due 11/01/2041 (g)(h)        3,460

Hawaii--0.2%

    2,000   Hawaii State, GO, Series CX, 5.50% due 2/01/2021 (g)          2,168

Illinois--9.6%

            Chicago, Illinois, O'Hare International Airport Revenue
                Bonds, AMT:
   13,115         DRIVERS, Series 368, 8.956% due 7/01/2011 (b)(k)       15,928
    8,600         DRIVERS, Series 369, 8.956% due 7/01/2011 (e)(k)       10,358
   16,685         Third Lien, Series B-2, 5.25% due 1/01/2027 (b)        17,266
            Chicago, Illinois, O'Hare International Airport, Revenue
                Refunding Bonds, AMT:
    8,200         DRIVERS, Series 653-Z, 7.457%
                  due 1/01/2012 (g)(k)                                    8,715
    1,500         Third Lien, Series C-2, 5.25% due 1/01/2034 (e)         1,543
    5,000   Cook County, Illinois, Capital Improvement, GO,
                Series B, 5% due 11/15/2029 (b)                           5,143
            Illinois State, GO:
   12,600         5% due 4/01/2030 (a)                                   12,981
   10,000         First Series, 5.50% due 4/01/2016 (g)                  10,920
    2,000   Illinois State Sales Tax Revenue Bonds, 6.125%
                due 6/15/2016                                             2,214
    6,035   McLean and Woodford Counties, Illinois, Community
                Unit, School District Number 005, GO, Refunding,
                6.375% due 12/01/2016 (g)                                 6,910
    4,800   Metropolitan Pier and Exposition Authority, Illinois,
                Dedicated State Tax Revenue Refunding Bonds
                (McCormick Place Expansion Project), Series B,
                5.75% due 6/15/2023 (b)                                   5,342
    1,000   Regional Transportation Authority, Illinois, Revenue
                Bonds, Series C, 7.75% due 6/01/2020 (c)                  1,355



      Face
    Amount    Municipal Bonds                                             Value

Indiana--6.0%

 $  2,250   Indiana Health Facilities Financing Authority, Hospital
                Revenue Bonds (Deaconess Hospital Obligated
                Group), Series A, 5.375% due 3/01/2034 (a)           $    2,371
            Indiana Transportation Finance Authority, Highway
                Revenue Bonds, Series A (c):
    3,000         5.25% due 6/01/2026                                     3,185
   14,000         5.25% due 6/01/2028                                    14,832
   20,000         5.25% due 6/01/2029                                    21,145
    8,000   Indianapolis, Indiana, Local Public Improvement Bond
                Bank Revenue Bonds (Waterworks Project), Series A,
                5.125% due 7/01/2027 (b)                                  8,296
            Indianapolis, Indiana, Local Public Improvement Bond
                Bank, Revenue Refunding Bonds (Indianapolis
                Airport Authority Project), AMT, Series B (b):
    3,000         5.25% due 1/01/2027                                     3,102
    2,000         5.25% due 1/01/2028                                     2,065
    6,525         5.25% due 1/01/2030                                     6,722

Louisiana--3.4%

    3,750   Louisiana Local Government, Environmental Facilities,
                Community Development Authority Revenue Bonds
                (Capital Projects and Equipment Acquisition),
                Series A, 6.30% due 7/01/2030 (a)                         4,074
    6,615   Louisiana Public Facilities Authority, Hospital Revenue
                Bonds (Franciscan Missionaries of Our Lady Health
                System, Inc.), Series A, 5.25% due 8/15/2036              6,722
    7,500   Louisiana Public Facilities Authority, Revenue
                Refunding Bonds, DRIVERS, Series 1025, 7.477%
                due 7/01/2012 (b)(k)                                      7,994
   11,900   Louisiana State, Gas and Fuels Tax Revenue Bonds,
                Series A, 5% due 5/01/2022 (c)                           12,337
    3,545   New Orleans, Louisiana, GO (Public Improvements),
                5% due 10/01/2033 (b)                                     3,594

Massachusetts--5.1%

    2,500   Massachusetts State, HFA, Housing Development
                Revenue Refunding Bonds, Series B, 5.40%
                due 12/01/2028 (b)                                        2,569
   15,000   Massachusetts State, HFA, Rental Housing Mortgage
                Revenue Bonds, AMT, Series A, 5.15%
                due 7/01/2026 (g)                                        14,923
    7,550   Massachusetts State Port Authority Revenue Bonds,
                Series A, 5% due 7/01/2033 (b)                            7,743
            Massachusetts State Special Obligation Dedicated
                Tax Revenue Bonds (c)(f):
   14,620         5.25% due 1/01/2014                                    15,850
   10,000         5.75% due 1/01/2014                                    11,186

Michigan--5.0%

    9,360   Clarkston, Michigan, Community Schools, GO, 5.25%
                due 5/01/2029 (g)                                         9,855
    1,675   Eastern Michigan University Revenue Refunding Bonds,
                VRDN, 2.73% due 6/01/2027 (c)(h)                          1,675
   10,000   Michigan State Building Authority, Revenue Refunding
                Bonds (Facilities Program), Series II, 5%
                due 10/15/2033 (a)                                       10,316
            Michigan State Strategic Fund, Limited Obligation
                Revenue Refunding Bonds, DRIVERS, AMT (e)(k):
    2,500         Series 857Z, 8.257% due 3/01/2010                       2,765
    4,000         Series 858Z, 7.958% due 12/01/2011                      4,437
    1,645   Northern Michigan University Revenue Bonds, VRDN,
                2.73% due 6/01/2031 (c)(h)                                1,645



MUNIYIELD INSURED FUND, INC.                 OCTOBER 31, 2005



Schedule of Investments (continued)                              (In Thousands)


      Face
    Amount    Municipal Bonds                                             Value

Michigan (concluded)

 $ 20,000   Wayne County, Michigan, Airport Authority Revenue
                Bonds (Detroit Metropolitan Wayne County Airport),
                AMT, 5% due 12/01/2029 (b)                           $   20,364

Minnesota--1.3%

   10,000   Minneapolis and Saint Paul, Minnesota, Metropolitan
                Airports Commission, Airport Revenue Bonds,
                Series A, 5.90% due 1/01/2010 (c)(f)                     11,017
    2,500   Minnesota State Municipal Power Agency, Electric
                Revenue Bonds, 5% due 10/01/2030                          2,523

Missouri--0.0%

      180   Missouri State Housing Development Commission,
                S/F Mortgage Revenue Bonds (Homeowner Loan),
                AMT, Series C-1, 7.15% due 3/01/2032 (l)                    189

Nevada--8.2%

   25,000   Clark County, Nevada, Airport System Subordinate
                Lien Revenue Bonds, Series A-2, 5%
                due 7/01/2030 (c)                                        25,635
    6,337   Clark County, Nevada, IDR, RIB, AMT, Series 1181,
                7.52% due 7/01/2034 (a)(k)                                6,714
   12,000   Clark County, Nevada, IDR (Southwest Gas Corporation
                Project), AMT, Series D, 5.25% due 3/01/2038 (c)         12,230
    6,000   Henderson, Nevada, Health Care Facilities Revenue
                Bonds (Catholic Healthcare West), Series A, 5.625%
                due 7/01/2024                                             6,360
    5,000   Humboldt County, Nevada, PCR, Refunding (Sierra
                Pacific Project), 6.55% due 10/01/2013 (a)                5,180
    3,130   Reno, Nevada, Capital Improvement Revenue Bonds,
                5.50% due 6/01/2019 (c)                                   3,405
            Washoe County, Nevada, Gas Facilities Revenue Bonds
                (Sierra Pacific Power Company), AMT:
   15,000         6.65% due 12/01/2017 (a)                               15,114
    5,000         6.55% due 9/01/2020 (b)                                 5,048
    5,000   Washoe County, Nevada, Water Facility Revenue Bonds
                (Sierra Pacific Power Company), AMT, 6.65%
                due 6/01/2017 (b)                                         5,118

New Jersey--9.6%

   16,000   Garden State Preservation Trust of New Jersey, Open
                Space and Farmland Preservation Revenue Bonds,
                Series A, 5.75% due 11/01/2028 (g)                       18,863
            New Jersey EDA, Cigarette Tax Revenue Bonds:
    3,060         5.75% due 6/15/2029                                     3,215
    2,610         5.50% due 6/15/2031                                     2,684
   14,135         5.75% due 6/15/2034                                    14,779
   14,830   New Jersey EDA, Revenue Bonds, DRIVERS,
                Series 785-Z, 7.514% due 7/01/2012 (b)(k)                16,672
    3,250   New Jersey EDA, School Facilities Construction
                Revenue Bonds, Series I, 5.25% due 9/01/2014 (f)          3,565
   17,500   New Jersey Economic Development Authority, School
                Facilities Construction Revenue Bonds, Series O,
                5.125% due 3/01/2030                                     18,096
   16,880   New Jersey State Transportation Trust Fund Authority,
                Transportation System Revenue Bonds, Series D,
                5% due 6/15/2019 (g)                                     17,775
            Newark, New Jersey, Housing Authority, Port
                Authority-Port Newark Marine Terminal Additional
                Rent-Backed Revenue Bonds (City of Newark
                Redevelopment Projects) (b):
    1,500         5.50% due 1/01/2027                                     1,630
    1,380         5.50% due 1/01/2028                                     1,497



      Face
    Amount    Municipal Bonds                                             Value

New Mexico--0.2%

 $  1,605   New Mexico Educational Assistance Foundation,
                Student Loan Revenue Refunding Bonds (Student
                Loan Program), AMT, First Sub-Series A-2, 6.65%
                due 11/01/2025                                       $    1,625
      605   New Mexico Mortgage Finance Authority, S/F
                Mortgage Revenue Bonds, AMT, Series C-2,
                6.95% due 9/01/2031 (l)                                     611

New York--21.1%

   10,250   Long Island Power Authority, New York, Electric
                System Revenue Bonds, Series A, 5.10%
                due 9/01/2029                                            10,555
   12,500   Metropolitan Transportation Authority, New York,
                Commuter Facilities Revenue Refunding Bonds,
                Series B, 5.125% due 7/01/2024 (a)(i)                    12,985
   65,000   New York City, New York, City Municipal Water
                Finance Authority, Water and Sewer System,
                Revenue Refunding Bonds, Series B, 5%
                due 6/15/2036 (g)                                        66,930
            New York City, New York, GO:
    1,880         Series B, 5.875% due 8/01/2016 (b)                      2,077
   10,000         Series J, 5.25% due 5/15/2024                          10,505
    1,000         Series J, 5.25% due 5/15/2025                           1,054
   20,000         Series M, 5% due 4/01/2030                             20,342
    5,500         Series O, 5% due 6/01/2030                              5,594
    2,500         Series O, 5% due 6/01/2033                              2,541
    6,000         Sub-Series C-1, 5.25% due 8/15/2026                     6,323
    2,000   New York City, New York, GO, Refunding, VRDN,
                Series H, Sub-Series H-2, 2.74%
                due 8/01/2014 (b)(h)                                      2,000
   10,000   New York State Mortgage Agency Revenue Bonds,
                AMT, Series 109, 4.90% due 10/01/2028                    10,000
            New York State Thruway Authority, General Revenue
                Refunding Bonds, Series G (g):
   10,000         5% due 1/01/2028                                       10,412
   34,000         5% due 1/01/2030                                       35,319
   19,500   Port Authority of New York and New Jersey,
                Consolidated Revenue Bonds, AMT, 137th Series,
                5.125% due 7/15/2030 (g)                                 20,238

North Carolina--0.3%

    3,000   Wilmington, North Carolina, Water & Sewer System
                Revenue Refunded, 5% due 6/01/2034 (g)                    3,097

Oklahoma--0.8%

    7,500   Oklahoma State IDR, Refunding, DRIVERS, Series 455,
                8.487% due 2/15/2008 (b)(k)                               8,663

Oregon--0.8%

    8,000   Oregon State Department of Administrative Services,
                COP, Series B, 5% due 11/01/2030 (c)                      8,254

Pennsylvania--3.9%

    7,800   Pennsylvania State Turnpike Commission, Turnpike
                Revenue Bonds, DRIVERS, Series 460-Z, 7.987%
                due 6/01/2012 (a)(k)                                      9,207
            Philadelphia, Pennsylvania, School District, GO (c):
    5,175         Series B, 5.625% due 8/01/2012 (f)                      5,748
   12,115         Series D, 5.125% due 6/01/2034                         12,548
    6,000         Series D, 5.25% due 6/01/2034                           6,326
    5,000   Sayre, Pennsylvania, Health Care Facilities Authority,
                Revenue Bonds (Guthrie Healthcare System),
                Series B, 7.125% due 12/01/2031                           5,898



MUNIYIELD INSURED FUND, INC.                 OCTOBER 31, 2005



Schedule of Investments (continued)                              (In Thousands)


      Face
    Amount    Municipal Bonds                                             Value

South Carolina--1.9%

 $  1,325   South Carolina Housing Finance and Development
                Authority, Mortgage Revenue Refunding Bonds,
                AMT, Series A-2, 6.35% due 7/01/2019 (g)             $    1,405
   18,030   South Carolina Transportation Infrastructure Bank
                Revenue Bonds, Series A, 5% due 10/01/2029 (a)           18,517

Tennessee--1.0%

            Tennessee HDA, Revenue Bonds (Homeownership
                Program), AMT, Series 2C:
    1,795         6.05% due 7/01/2012                                     1,815
    2,250         6.15% due 7/01/2014                                     2,257
            Tennessee HDA, Revenue Refunding Bonds
                (Homeownership Program), AMT, Series A (g):
    3,590         5.25% due 7/01/2022                                     3,696
    2,545         5.35% due 1/01/2026                                     2,612

Texas--10.9%

    1,880   Bexar, Texas, Metropolitan Water District, Waterworks
                System Revenue Refunding Bonds, 6.35%
                due 5/01/2025 (b)                                         1,922
   10,500   Dallas-Fort Worth, Texas, International Airport
                Revenue Bonds, DRIVERS, AMT, Series 353,
                7.957% due 5/01/2011 (b)(k)                              11,524
    7,500   Dallas-Fort Worth, Texas, International Airport Revenue
                Refunding Bonds, DRIVERS, AMT, Series 336Z,
                8.207% due 11/01/2026 (c)(k)                              8,321
            Harris County, Houston, Texas, Sports Authority
                Revenue Refunding Bonds, Senior Lien, Series G (b):
    1,665         5.75% due 11/15/2019                                    1,818
    3,500         5.75% due 11/15/2020                                    3,814
   10,000         5.25% due 11/15/2030                                   10,344
    4,100   Harris County, Texas, Health Facilities Development
                Corporation, Hospital Revenue Bonds (Texas
                Children's Hospital), VRDN, Series B-1, 2.73%
                due 10/01/2029 (b)(h)                                     4,100
   15,000   Houston, Texas, Airport System Revenue Refunding
                Bonds, RIB, Series 845X, 8.04% due 7/01/2030 (g)(k)      17,002
   11,080   Houston, Texas, Combined Utility System, First Lien
                Revenue Refunding Bonds, 5% due 11/15/2035 (g)           11,397
    4,825   Texas State Department of Housing and Community
                Affairs, S/F Mortgage Revenue Bonds, AMT, Series A,
                5.45% due 9/01/2023 (b)(l)                                4,995
   10,000   Texas State Transportation Commission, GO (Mobility
                Fund), Series A, 5% due 4/01/2030                        10,287
   10,000   Texas State Turnpike Authority, Central Texas Turnpike
                System Revenue Bonds, First Tier, Series A, 5.50%
                due 8/15/2039 (a)                                        10,766
    4,000   Texas Technical University, Financing System Revenue
                Bonds, Seventh Series, 5.50% due 8/15/2019 (b)            4,340
   11,240   University of Houston, Texas, University Revenue
                Bonds, 5.50% due 2/15/2030 (b)                           11,984

Vermont--0.1%

      720   Vermont HFA, S/F Housing Revenue Bonds, AMT,
                Series 12B, 6.30% due 11/01/2019 (g)                        729

Virginia--0.3%

    2,500   Halifax County, Virginia, IDA, Exempt Facility Revenue
                Refunding Bonds (Old Dominion Electric Cooperative
                Project), AMT, 5.625% due 6/01/2028 (a)                   2,697



      Face
    Amount    Municipal Bonds                                             Value

Washington--15.8%

            Bellevue, Washington, GO, Refunding (b):
 $  2,545         5.25% due 12/01/2026                              $     2,702
    2,455         5.25% due 12/01/2027                                    2,606
    2,850         5.25% due 12/01/2028                                    3,019
    3,000         5.25% due 12/01/2029                                    3,171
   17,600         5% due 12/01/2034                                      18,012
   16,150   Central Puget Sound Regional Transportation Authority,
                Washington, Sales and Use Tax Revenue Bonds,
                Series A, 5% due 11/01/2030 (a)                          16,593
    3,030   Chelan County, Washington, Public Utility District
                Number 001, Consolidated Revenue Bonds (Chelan
                Hydro System), AMT, Series A, 5.45%
                due 7/01/2037 (a)                                         3,136
            Chelan County, Washington, Public Utility District
                Number 001, Consolidated Revenue Refunding
                Bonds (Chelan Hydro System), AMT (b):
    6,595         Series B, 6.35% due 7/01/2026                           7,007
    6,000         Series C, 5.65% due 7/01/2032                           6,387
   10,000   Energy Northwest, Washington, Electric Revenue
                Refunding Bonds (Project Number 1), Series B,
                6% due 7/01/2017 (b)                                     11,265
    5,000   King County, Washington, Sewer, GO, 5%
                due 1/01/2030 (c)                                         5,140
    3,500   Port of Seattle, Washington, Revenue Bonds,
                Series A, 5.50% due 2/01/2026 (b)                         3,734
    9,783   Port of Seattle, Washington, Revenue Refunding
                Bonds, RIB, AMT, Series 1169, 7.42%
                due 7/01/2029 (b)(k)                                     10,268
   10,000   Radford Court Properties, Washington, Student
                Housing Revenue Bonds, 5.75% due 6/01/2032 (b)           10,889
    1,720   Seattle, Washington, Drain and Wastewater Utility
                Revenue Bonds, 5.75% due 11/01/2029 (b)                   1,863
    2,000   Seattle, Washington, Water System Revenue Bonds,
                Series B, 6% due 7/01/2029 (c)                            2,173
            Skagit County, Washington, Public Hospital District,
                GO, Series A (b):
    4,945         5.25% due 12/01/2025                                    5,261
    5,450         5.25% due 12/01/2026                                    5,785
    7,250   Tacoma, Washington, Solid Waste Utility Revenue
                Refunding Bonds, Series B, 5.50% due 12/01/2019 (a)       7,606
            Washington State, GO:
   10,000         DRIVERS, Series 438Z, 8.237%
                  due 1/01/2009 (b)(k)                                   11,493
   15,930         Series B, 6% due 1/01/2010 (f)(g)                      17,454
    7,000   Washington State Health Care Facilities Authority
                Revenue Bonds (Providence Health System), Series A,
                5.25% due 10/01/2021 (b)                                  7,324

West Virginia--0.6%

    5,925   Harrison County, West Virginia, County Commission for
                Solid Waste Disposal Revenue Bonds (Monongahela
                Power), AMT, Series C, 6.75% due 8/01/2024 (a)            6,000

Wisconsin--0.4%

    3,395   Wisconsin State Health and Educational Facilities
                Authority Revenue Bonds (Synergyhealth Inc.),
                6% due 11/15/2032                                         3,599

Total Investments (Cost--$1,545,139**)--154.8%                        1,590,696
Other Assets Less Liabilities--0.7%                                       7,560
Preferred Stock, at Redemption Value--(55.5%)                         (570,234)
                                                                    -----------
Net Assets Applicable to Common Stock--100.0%                       $ 1,028,022
                                                                    ===========




MUNIYIELD INSURED FUND, INC.                 OCTOBER 31, 2005



Schedule of Investments (concluded)                              (In Thousands)


  * Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

 ** The cost and unrealized appreciation (depreciation) of investments as of October 31, 2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $     1,545,316
                                                    ===============
    Gross unrealized appreciation                   $        51,271
    Gross unrealized depreciation                           (5,891)
                                                    ---------------
    Net unrealized appreciation                     $        45,380
                                                    ===============


(a) AMBAC Insured.

(b) MBIA Insured.

(c) FGIC Insured.

(d) CIFG Insured.

(e) XL Capital Insured.

(f) Prerefunded.

(g) FSA Insured.

(h) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(i) Escrowed to maturity.

(j) Radian Insured.

(k) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(l) FNMA/GNMA Collateralized.

    Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                     Net        Dividend
    Affiliate                                     Activity       Income

    Merrill Lynch Institutional Tax-Exempt Fund      $(131)        $76


    Forward interest rate swaps outstanding as of October 31, 2005 were as follows:


                                               Notional         Unrealized
                                                Amount        Appreciation

    Receive a variable rate equal to a
    7-Day Bond Market Association
    Municipal Swap Index Rate and
    pay a fixed rate equal to 3.808%.

    Broker, JPMorgan Chase Bank
    Expires January 2016                       $ 50,000           $   328

    Receive a variable rate equal to a
    7-Day Bond Market Association
    Municipal Swap Index Rate and
    pay a fixed rate equal to 3.852%.

    Broker, JPMorgan Chase Bank
    Expires January 2016                       $226,000               762

    Receive a variable rate equal to a
    7-Day Bond Market Association
    Municipal Swap Index Rate and
    pay a fixed rate equal to 4.09%.

    Broker, JPMorgan Chase Bank
    Expires August 2026                        $ 15,555               175
                                                                  -------
    Total                                                         $ 1,265
                                                                  =======

    See Notes to Financial Statements.



MUNIYIELD INSURED FUND, INC.                 OCTOBER 31, 2005


Statement of Net Assets

As of October 31, 2005
Assets

       Investments in unaffiliated securities, at value (cost--$1,545,139,425)                                    $ 1,590,695,861
       Unrealized appreciation on forward interest rate swaps                                                           1,265,357
       Cash                                                                                                               586,766
       Receivables:
           Securities sold                                                                     $    61,939,182
           Interest                                                                                 25,545,484         87,484,666
                                                                                               ---------------
       Prepaid expenses and other assets                                                                                   46,129
                                                                                                                  ---------------
       Total assets                                                                                                 1,680,078,779
                                                                                                                  ---------------

Liabilities

       Payables:
           Securities purchased                                                                     80,431,689
           Investment adviser                                                                          638,552
           Dividends to Common Stock shareholders                                                      603,684
           Other affiliates                                                                             21,322         81,695,247
                                                                                               ---------------
       Accrued expenses                                                                                                   127,793
                                                                                                                  ---------------
       Total liabilities                                                                                               81,823,040
                                                                                                                  ---------------

Preferred Stock

       Preferred Stock, at redemption value, par value $.10 per share (2,200 Series A Shares,
       2,200 Series B Shares, 2,200 Series C Shares, 2,200 Series D Shares, 4,000 Series E
       Shares, 2,400 Series F Shares, 2,400 Series G Shares, 2,600 Series H Shares and
       2,600 Series I Shares of AMPS* issued and outstanding at $25,000 per share
       liquidation preference)                                                                                        570,234,024
                                                                                                                  ---------------

Net Assets Applicable to Common Stock

       Net assets applicable to Common Stock                                                                      $ 1,028,021,715
                                                                                                                  ===============

Analysis of Net Assets Applicable to Common Stock

       Common Stock, par value $.10 per share (67,303,125 shares issued and outstanding)                          $     6,730,313
       Paid-in capital in excess of par                                                                               943,024,420
       Undistributed investment income--net                                                    $     9,013,346
       Undistributed realized capital gains--net                                                    22,431,843
       Unrealized appreciation--net                                                                 46,821,793
                                                                                               ---------------
       Total accumulated earnings--net                                                                                 78,266,982
                                                                                                                  ---------------
       Total--Equivalent to $15.27 net asset value per share of Common Stock
       (market price--$14.70)                                                                                     $ 1,028,021,715
                                                                                                                  ===============

           * Auction Market Preferred Stock.

             See Notes to Financial Statements.


MUNIYIELD INSURED FUND, INC.                 OCTOBER 31, 2005


Statement of Operations

For the Year Ended October 31, 2005
Investment Income

       Interest and amortization of premium and discount earned                                                   $    80,357,941
       Dividends from affiliates                                                                                           76,204
                                                                                                                  ---------------
       Total income                                                                                                    80,434,145
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $     8,120,039
       Commission fees                                                                               1,446,030
       Accounting services                                                                             396,114
       Transfer agent fees                                                                             221,233
       Custodian fees                                                                                   78,700
       Professional fees                                                                                67,496
       Directors' fees and expenses                                                                     52,565
       Listing fees                                                                                     47,864
       Pricing fees                                                                                     40,736
       Printing and shareholder reports                                                                 35,933
       Other                                                                                           115,506
                                                                                               ---------------
       Total expenses before reimbursement                                                          10,622,216
       Reimbursement of expenses                                                                       (6,773)
                                                                                               ---------------
       Total expenses after reimbursement                                                                              10,615,443
                                                                                                                  ---------------
       Investment income--net                                                                                          69,818,702
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net                                                                         31,593,071
           Forward interest rate swaps--net                                                        (3,173,573)         28,419,498
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                       (44,350,103)
           Forward interest rate swaps--net                                                          2,110,623       (42,239,480)
                                                                                               ---------------    ---------------
       Total realized and unrealized loss--net                                                                       (13,819,982)
                                                                                                                  ---------------

Dividends & Distributions to Preferred Stock Shareholders

       Investment income--net                                                                                        (11,038,000)
       Realized gain--net                                                                                             (1,394,230)
                                                                                                                  ---------------
       Total dividends and distributions to Preferred Stock shareholders                                             (12,432,230)
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $    43,566,490
                                                                                                                  ===============

       See Notes to Financial Statements.


MUNIYIELD INSURED FUND, INC.                 OCTOBER 31, 2005


Statements of Changes in Net Assets
                                                                                                   For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                                    2005               2004
Operations

       Investment income--net                                                                  $    69,818,702    $    66,691,762
       Realized gain--net                                                                           28,419,498          9,024,316
       Change in unrealized appreciation/depreciation--net                                        (42,239,480)         11,955,004
       Dividends and distributions to Preferred Stock shareholders                                (12,432,230)        (5,014,754)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         43,566,490         82,656,328
                                                                                               ---------------    ---------------

Dividends & Distributions to Common Stock Shareholders

       Investment income--net                                                                     (64,072,574)       (61,673,831)
       Realized gains--net                                                                           (953,820)                 --
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends and distributions to
       Common Stock shareholders                                                                  (65,026,394)       (61,673,831)
                                                                                               ---------------    ---------------

Stock Transactions

       Offering and underwriting costs resulting from issuance of Preferred Stock                           --        (1,509,721)
       Adjustment of offering costs resulting from issuance of Preferred Stock                          58,387                 --
       Proceeds from issuance of Common Stock resulting from reorganization                                 --         76,288,852
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from Stock transactions                                     58,387         74,779,131
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

       Total increase (decrease) in net assets applicable to Common Stock                         (21,401,517)         95,761,628
       Beginning of year                                                                         1,049,423,232        953,661,604
                                                                                               ---------------    ---------------
       End of year*                                                                            $ 1,028,021,715    $ 1,049,423,232
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $     9,013,346    $    14,317,850
                                                                                               ===============    ===============

             See Notes to Financial Statements.


MUNIYIELD INSURED FUND, INC.                 OCTOBER 31, 2005


Financial Highlights

The following per share data and ratios have been derived                         For the Year Ended October 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

       Net asset value, beginning of year                         $    15.59    $    15.36   $    15.15   $    15.18   $    14.16
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment income--net                                        1.04+++       1.04+++      1.08+++         1.07         1.08
       Realized and unrealized gain (loss)--net                        (.22)           .25          .16        (.04)         1.05
       Dividends and distributions to Preferred Stock
       shareholders:
           Investment income--net                                      (.16)         (.07)        (.08)        (.11)        (.23)
           Realized gain--net                                          (.02)            --           --         --++           --
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                  .64          1.22         1.16          .92         1.90
                                                                  ----------    ----------   ----------   ----------   ----------
       Less dividends and distributions to Common Stock
       shareholders:
           Investment income--net                                      (.95)         (.97)        (.95)        (.95)        (.88)
           Realized gain--net                                          (.01)            --           --         --++           --
                                                                  ----------    ----------   ----------   ----------   ----------
       Total dividends and distributions to Common Stock
       shareholders                                                    (.96)         (.97)        (.95)        (.95)        (.88)
                                                                  ----------    ----------   ----------   ----------   ----------
       Offering costs resulting from the issuance of
       Preferred Stock                                                    --         (.02)           --           --           --
                                                                  ----------    ----------   ----------   ----------   ----------
       Adjustment of offering costs resulting from
       the issuance of Preferred Stock                                --++++            --           --           --           --
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of year                               $    15.27    $    15.59   $    15.36   $    15.15   $    15.18
                                                                  ==========    ==========   ==========   ==========   ==========
       Market price per share, end of year                        $    14.70    $    14.57   $    14.51   $    14.31   $    15.06
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return*

       Based on net asset value per share                              4.54%         8.52%        8.18%        6.52%       13.89%
                                                                  ==========    ==========   ==========   ==========   ==========
       Based on market price per share                                 7.69%         7.36%        8.19%        1.42%       25.49%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Stock

       Total expenses, net of reimbursement**                          1.01%          .95%         .94%         .97%         .98%
                                                                  ==========    ==========   ==========   ==========   ==========
       Total expenses**                                                1.01%          .95%         .95%         .97%         .98%
                                                                  ==========    ==========   ==========   ==========   ==========
       Total investment income--net**                                  6.62%         6.77%        6.99%        7.16%        7.34%
                                                                  ==========    ==========   ==========   ==========   ==========
       Amount of dividends to Preferred Stock shareholders             1.05%          .51%         .49%         .73%        1.59%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment income--net, to Common Stock
       shareholders                                                    5.57%         6.26%        6.50%        6.43%        5.75%
                                                                  ==========    ==========   ==========   ==========   ==========


MUNIYIELD INSURED FUND, INC.                 OCTOBER 31, 2005


Financial Highlights (concluded)

The following per share data and ratios have been derived                         For the Year Ended October 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Ratios Based on Average Net Assets of Preferred Stock

       Dividends to Preferred Stock shareholders                       1.94%         1.08%        1.06%        1.53%        3.30%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets applicable to Common Stock,
       end of year (in thousands)                                 $1,028,022    $1,049,423   $  953,662   $  940,852   $  940,359
                                                                  ==========    ==========   ==========   ==========   ==========
       Preferred Stock outstanding, end of year
       (in thousands)                                             $  570,000    $  570,000   $  440,000   $  440,000   $  440,000
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                            123.85%       144.40%      114.05%       97.34%       99.00%
                                                                  ==========    ==========   ==========   ==========   ==========

Leverage

       Asset coverage per $1,000                                  $    2,804    $    2,841   $    3,167   $    3,138   $    3,137
                                                                  ==========    ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Stock Outstanding

       Series A--Investment income--net                           $      478    $      272   $      270   $      364   $      833
                                                                  ==========    ==========   ==========   ==========   ==========
       Series B--Investment income--net                           $      481    $      283   $      273   $      364   $      842
                                                                  ==========    ==========   ==========   ==========   ==========
       Series C--Investment income--net                           $      502    $      251   $      268   $      360   $      849
                                                                  ==========    ==========   ==========   ==========   ==========
       Series D--Investment income--net                           $      474    $      264   $      247   $      348   $      825
                                                                  ==========    ==========   ==========   ==========   ==========
       Series E--Investment income--net                           $      471    $      259   $      240   $      352   $      790
                                                                  ==========    ==========   ==========   ==========   ==========
       Series F--Investment income--net                           $      481    $      271   $      274   $      359   $      860
                                                                  ==========    ==========   ==========   ==========   ==========
       Series G--Investment income--net                           $      487    $      269   $      304   $      545   $      799
                                                                  ==========    ==========   ==========   ==========   ==========
       Series H+++++--Investment income--net                      $      493    $       63           --           --           --
                                                                  ==========    ==========   ==========   ==========   ==========
       Series I+++++--Investment income--net                      $      498    $       65           --           --           --
                                                                  ==========    ==========   ==========   ==========   ==========

         * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

        ** Do not reflect the effect of dividends to Preferred Stock shareholders.

        ++ Amount is less than $(.01) per share.

      ++++ Amount is less than $.01 per share.

       +++ Based on average shares outstanding.

     +++++ Series H and Series I were issued on August 23, 2004.

           See Notes to Financial Statements.


MUNIYIELD INSURED FUND, INC.                 OCTOBER 31, 2005



Notes to Financial Statements


1. Significant Accounting Policies:
MuniYield Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange under the symbol MYI. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair values received daily by the Fund from a pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired, or deducted from (or added
to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward interest rate swaps--The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.



MUNIYIELD INSURED FUND, INC.                 OCTOBER 31, 2005



Notes to Financial Statements (continued)


(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Offering costs--Direct expenses relating to the public offering of the Fund's Preferred Stock were charged to capital. Any adjustments to estimates of offering costs were recorded back to capital.

(g) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $12,632 has been reclassified between undistributed net investment income and undistributed net realized capital gains as a result of permanent differences attributable to amortization methods on fixed income securities. This reclassification has no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. The Investment Adviser has agreed to reimburse its management fee by the amount of the management fees the Fund pays to FAM indirectly through its investment in the Merrill Lynch Institutional Tax-Exempt Fund. For the year ended October 31, 2005, FAM reimbursed the Fund in the amount of $6,773.

In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received $24,600 in commissions on the execution of portfolio security transactions for the Fund for the year ended October 31, 2005.

For the year ended October 31, 2005, the Fund reimbursed FAM $42,180 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2005 were $1,978,822,104 and $1,998,724,297, respectively.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock

Shares issued and outstanding during the year ended October 31, 2005 remained constant and during the year ended October 31, 2004 increased by 5,204,029 as a result of issuance of Common Stock from reorganization.

Preferred Stock

Auction Market Preferred Stock are redeemable shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2005 were as follows: Series A, 2.55%; Series B, 2.578%; Series C, 2.659%; Series D, 2.599%; Series E, 2.55%; Series F, 2.68%; Series G, 2.50%; Series H, 2.70%;
and Series I, 2.70%.

Shares issued and outstanding during the year ended October 31, 2005 remained constant. Shares issued and outstanding during the year ended October 31, 2004 increased by 5,200 shares from the issuance of two additional series of Preferred Stock.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended October 31, 2005, MLPF&S earned $740,429 as commissions.



MUNIYIELD INSURED FUND, INC.                 OCTOBER 31, 2005



Notes to Financial Statements (concluded)


5. Distributions to Shareholders:
The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.075000 per share on November 29, 2005 to shareholders of record on November 15, 2005.

The tax character of distributions paid during the fiscal years ended October 31, 2005 and October 31, 2004 was as follows:


                                          10/31/2005         10/31/2004
Distributions paid from:
   Tax-exempt income                 $    75,110,574    $    66,688,585
   Ordinary income                           239,427                 --
   Long-term capital gain                  2,108,623                 --
                                     ---------------    ---------------
Total distributions                  $    77,458,624    $    66,688,585
                                     ===============    ===============


As of October 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income--net                    $     8,982,254
Undistributed ordinary income--net                            4,613,020
Undistributed long-term capital gains--net                   21,056,808
                                                        ---------------
Total undistributed earnings--net                            34,652,082
Capital loss carryforward                                            --
Unrealized gains--net                                       43,614,900*
                                                        ---------------
Total accumulated earnings--net                         $    78,266,982
                                                        ===============

 * The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.



MUNIYIELD INSURED FUND, INC.                                   OCTOBER 31, 2005



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of MuniYield Insured Fund, Inc.:

We have audited the accompanying statement of net assets of MuniYield Insured Fund, Inc., including the schedule of investments, as of October 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniYield Insured Fund, Inc. as of October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


(Ernst & Young LLP)
Philadelphia, Pennsylvania
December 9, 2005



MUNIYIELD INSURED FUND, INC.                                   OCTOBER 31, 2005



Fund Certification


In May 2005, the Fund filed its Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Funds' Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Funds' Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.



Important Tax Information


All of the net investment income distributions paid by MuniYield Insured Fund, Inc. during the taxable year ended October 31, 2005 qualify as tax-exempt interest dividends for federal income tax purposes.

Additionally, the following table summarizes the taxable per share distributions paid by the Fund during the year:

                                   Payable        Ordinary        Long-Term
                                     Date          Income       Capital Gains

Common Stock Shareholders          12/29/2004     $0.001250      $ 0.012922
Preferred Stock Shareholders:
    Series A                       12/16/2004     $0.38          $ 3.83
    Series A                       10/20/2005     None           $73.43
    Series B                       12/23/2004     $0.39          $ 3.99
    Series B                       10/27/2005     None           $76.09
    Series C                       12/30/2004     $0.35          $ 3.53
    Series D                       12/09/2004     $0.37          $ 3.72
    Series D                       10/13/2005     None           $72.29
    Series E                       12/16/2004     $0.36          $ 3.65
    Series E                       10/13/2005     $3.02          $14.75
    Series E                       10/20/2005     $3.49          $14.22
    Series E                       10/27/2005     $3.35          $15.46
    Series F                       12/28/2004     $0.36          $ 3.63
    Series G                       12/14/2005     $0.37          $ 3.74
    Series G                       10/18/2005     $3.31          $16.25
    Series G                       10/25/2005     $3.65          $14.80
    Series H                       12/17/2004     $0.08          $ 0.78
    Series H                       10/14/2005     $3.31          $16.23
    Series H                       10/21/2005     $3.86          $15.68
    Series H                       10/28/2005     $3.42          $15.77
    Series I                       12/20/2004     $0.08          $ 0.80
    Series I                       10/17/2005     $2.66          $13.08
    Series I                       10/24/2005     $3.57          $14.51
    Series I                       10/31/2005     $3.28          $15.17



MUNIYIELD INSURED FUND, INC.                                   OCTOBER 31, 2005



Disclosure of Investment Advisory Agreement


Activities of and Composition of the Board of Directors

All but one member of the Board of Directors is an independent director whose only affiliation with Fund Asset Management, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of the Fund and certain other funds advised by the Investment Adviser or its affiliates. The Co-chairmen of the Board are also independent directors. New director nominees are chosen as nominees by a Nominating Committee comprised of independent directors. All independent directors also are members of the Board's Audit Committee and the independent directors meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal board meetings, and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.


Investment Advisory Agreement--Matters Considered by the Board

Every year, the Board considers approval of the Fund's investment advisory agreement (the "Investment Advisory Agreement"). The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Investment Adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates. Among the matters considered are:
(a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund; (b) Fund operating expenses paid to third parties;
(c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in over-seeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.


Annual Consideration of Approval by the Board of Directors

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement, the Board requests and receives materials specifically relating to the Fund's Investment Advisory Agreement. These materials include
(a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information comparing the Fund's market price with its net asset value per share; (c) a discussion by the Fund's portfolio management team of investment strategies used by the Fund during its most recent fiscal year; and (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement and other relationships with the Fund. The Board also considers other matters it deems important to the approval process such as services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund portfolio transactions, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund.


Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's Investment Advisory Agreement which occurred in August 2005, the independent directors' and Board's review included the following:



MUNIYIELD INSURED FUND, INC.                                   OCTOBER 31, 2005



Services Provided by the Investment Adviser--The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance. The Board compared Fund performance - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. The Board noted that the Fund's performance was outstanding. The Fund's performance after fees and expenses ranked in the first quintile for each of the one-, three- and five-year periods ended May 31, 2005. Considering these factors, the Board concluded that the nature and quality of these services supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process--The Board reviews at least annually the Fund's investment objectives and strategies. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's municipal investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to the Fund's portfolio managers. The Board also considered the experience of the Fund's portfolio manager and noted that Mr. Bock has more than fifteen years of experience in portfolio management. The Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by the Fund. The Board concluded that the Fund benefits from that expertise.

Management Fees and Other Expenses--The Board reviews the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds in its Lipper category. It also compares the Fund's total expenses to those of other comparable funds. The Fund's contractual management fee rate and total expenses were lower than the median fees and expenses charged by comparable funds as determined by Lipper, and the Fund's actual management fee rate was slightly higher than the median management fee rate charged by such comparable funds. The Board noted that one of these comparable funds had a fee waiver in place that would decline over time, increasing the fund's actual management fee. The Board has concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

Profitability--The Board considers the cost of the services provided to the Fund by the Investment Adviser, and the Investment Adviser's and its affiliates' profits in relation to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board also considered the federal court decisions discussing an investment adviser's profitability and profitability levels considered to be reasonable in those decisions. The Board believes the Investment Adviser's profits are reasonable in relation to the nature and quality of services provided.

Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board considered economies of scale to the extent applicable to the Fund's closed-end structure and determined that the Fund currently appropriately benefits from any economies of scale and no changes were currently necessary.


Conclusion

After the independent directors deliberated in executive session, the entire Board, including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.



MUNIYIELD INSURED FUND, INC.                                   OCTOBER 31, 2005


Officers and Directors
                                                                                               Number of
                                                                                               Portfolios in  Other Public
                        Position(s)  Length of                                                 Fund Complex   Directorships
                        Held with    Time                                                      Overseen by    Held by
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years      Director       Director
Interested Director


Robert C. Doll, Jr.*    President    2005 to  President of the MLIM/FAM-advised funds since    131 Funds      None
P.O. Box 9011           and          present  2005; President of MLIM and FAM since 2001;      177 Portfolios
Princeton,              Director              Co-Head (Americas Region) thereof from 2000
NJ 08543-9011                                 to 2001 and Senior Vice President from 1999
Age: 51                                       to 2001; President and Director of Princeton
                                              Services, Inc. ("Princeton Services") since
                                              2001; President of Princeton Administrators, L.P.
                                              ("Princeton Administrators") since 2001; Chief
                                              Investment Officer of OppenheimerFunds, Inc. in
                                              1999 and Executive Vice President thereof from
                                              1991 to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as described in the Investment Company Act, of the Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton
   Administrators. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.



Independent Directors*


James H. Bodurtha**     Director     2002 to  Director, The China Business Group, Inc. since   39 Funds       None
P.O. Box 9095                        present  1996 and Executive Vice President thereof from   59 Portfolios
Princeton,                                    1996 to 2003; Chairman of the Board, Berkshire
NJ 08543-9095                                 Holding Corporation since 1980; Partner, Squire,
Age: 61                                       Sanders & Dempsey from 1980 to 1993.


Kenneth A. Froot        Director     2005 to  Professor, Harvard University since 1992;        39 Funds       None
P.O. Box 9095                        present  Professor, Massachusetts Institute of            59 Portfolios
Princeton,                                    Technology from 1986 to 1992.
NJ 08543-9095
Age: 48


Joe Grills**            Director     1994 to  Member of the Committee of Investment of         39 Funds       Kimco Realty
P.O. Box 9095                        present  Employee Benefit Assets of the Association of    59 Portfolios  Corporation
Princeton,                                    Financial Professionals ("CIEBA") since 1986;
NJ 08543-9095                                 Member of CIEBA's Executive Committee since
Age: 70                                       1988 and its Chairman from 1991 to 1992;
                                              Assistant Treasurer of International Business
                                              Machines Corporation ("IBM") and Chief
                                              Investment Officer of IBM Retirement Funds from
                                              1986 to 1993; Member of the Investment Advisory
                                              Committee of the State of New York Common
                                              Retirement Fund since 1989; Member of the
                                              Investment Advisory Committee of the Howard
                                              Hughes Medical Institute from 1997 to 2000;
                                              Director, Duke University Management Company
                                              from 1992 to 2004, Vice Chairman thereof from
                                              1998 to 2004, and Director Emeritus thereof since
                                              2004; Director, LaSalle Street Fund from 1995 to
                                              2001; Director, Kimco Realty Corporation since 1997;
                                              Member of the Investment Advisory Committee of
                                              the Virginia Retirement System since 1998, Vice
                                              Chairman thereof from 2002 to 2005, and
                                              Chairman thereof since 2005; Director, Montpelier
                                              Foundation since 1998 and its Vice Chairman since
                                              2000; Member of the Investment Committee of the
                                              Woodberry Forest School since 2000; Member of
                                              the Investment Committee of the National Trust
                                              for Historic Preservation since 2000.


MUNIYIELD INSURED FUND, INC.                                   OCTOBER 31, 2005


Officers and Directors (continued)
                                                                                               Number of
                                                                                               Portfolios in  Other Public
                        Position(s)  Length of                                                 Fund Complex   Directorships
                        Held with    Time                                                      Overseen by    Held by
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years      Director       Director
Independent Directors* (concluded)


Herbert I. London       Director     2002 to  John M. Olin Professor of Humanities, New        39 Funds       None
P.O. Box 9095                        present  York University since 1993 and Professor         59 Portfolios
Princeton,                                    thereof since 1980; President, Hudson Institute
NJ 08543-9095                                 since 1997 and Trustee thereof since 1980;
Age: 66                                       Dean, Gallatin Division of New York University
                                              from 1976 to 1993; Distinguished Fellow, Herman
                                              Kahn Chair, Hudson Institute from 1984 to 1985;
                                              Director, Damon Corp. from 1991 to 1995;
                                              Overseer, Center for Naval Analyses from 1983
                                              to 1993.


Roberta Cooper Ramo     Director     2002 to  Shareholder, Modrall, Sperling, Roehl,           39 Funds       None
P.O. Box 9095                        present  Harris & Sisk, P.A. since 1993; President,       59 Portfolios
Princeton,                                    American Bar Association from 1995 to 1996
NJ 08543-9095                                 and Member of the Board of Governors thereof
Age: 63                                       from 1994 to 1997; Shareholder, Poole, Kelly
                                              and Ramo, Attorneys at Law P.C. from 1977 to
                                              1993; Director of ECMC Group (service provider
                                              to students, schools and lenders) since 2001;
                                              Director, United New Mexico Bank (now Wells
                                              Fargo) from 1983 to 1988; Director, First
                                              National Bank of New Mexico (now Wells Fargo)
                                              from 1975 to 1976; Vice President, American Law
                                              Institute since 2004.


Robert S. Salomon, Jr.  Director     1996 to  Principal of STI Management (investment          39 Funds       None
P.O. Box 9095                        present  adviser) since 1994; Chairman and CEO of         59 Portfolios
Princeton,                                    Salomon Brothers Asset Management Inc.
NJ 08543-9095                                 from 1992 to 1995; Chairman of Salomon
Age: 68                                       Brothers Equity Mutual Funds from 1992 to
                                              1995; regular columnist with Forbes Magazine
                                              from 1992 to 2002; Director of Stock Research
                                              and U.S. Equity Strategist at Salomon Brothers
                                              Inc. from 1975 to 1991; Trustee, Commonfund
                                              from 1980 to 2001.


Stephen B. Swensrud     Director     1992 to  Chairman of Fernwood Advisors, Inc.              40 Funds       None
P.O. Box 9095                        present  (investment adviser) since 1996; Principal,      60 Portfolios
Princeton,                                    Fernwood Associates (financial consultants)
NJ 08543-9095                                 since 1975; Chairman of R.P.P. Corporation
Age: 72                                       (manufacturing company) since 1978; Director
                                              of International Mobile Communications,
                                              Inc. (telecommunications) since 1998.


 * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Chairman of the Board and the Audit Committee.


MUNIYIELD INSURED FUND, INC.                                   OCTOBER 31, 2005


Officers and Directors (concluded)

                        Position(s)  Length of
                        Held with    Time
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke         Vice         1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
P.O. Box 9011           President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
Princeton,              and          and      since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999; Vice
NJ 08543-9011           Treasurer    1999 to  President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from
Age: 45                              present  1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.


Kenneth A. Jacob        Senior       2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
P.O. Box 9011           Vice         present  Management) of MLIM from 1997 to 2000.
Princeton,              President
NJ 08543-9011
Age: 54


John M. Loffredo        Senior       2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
P.O. Box 9011           Vice         present  Management) of MLIM from 1997 to 2000.
Princeton,              President
NJ 08543-9011
Age: 41


William R. Bock         Vice         1993 to  Director (Municipal Tax-Exempt Fund Management) of MLIM since 2005;
P.O. Box 9011           President    present  Vice President of MLIM from 1989 to 2005.
Princeton,
NJ 08543-9011
Age: 69


Jeffrey Hiller          Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President
P.O. Box 9011           Compliance   present  and Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief
Princeton,              Officer               Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
NJ 08543-9011                                 Morgan Stanley Investment Management from 2002 to 2004; Managing Director
Age: 54                                       and Global Director of Compliance at Citigroup Asset Management from 2000 to
                                              2002; Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance
                                              Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the
                                              Commission's Division of Enforcement in Washington, D.C. from 1990 to 1995.


Alice A. Pellegrino     Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
P.O. Box 9011                        present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD
Princeton,                                    and Princeton Services since 2004.
NJ 08543-9011
Age: 45


 * Officers of the Fund serve at the pleasure of the Board of Directors.

Custodian
State Street Bank and
Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agents

Common Stock:
EquiServe Trust Company N.A.
(c/o Computershare Investor
Services)
P.O. Box 43010
Providence, RI 02940-3010
1-800-426-5523


Preferred Stock:
The Bank of New York
101 Barclay Street - 7 West
New York, NY 10286


NYSE Symbol
MYI


MUNIYIELD INSURED FUND, INC.                                   OCTOBER 31, 2005


Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MUNIYIELD INSURED FUND, INC.                                   OCTOBER 31, 2005


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills, (2) Robert S. Salomon, Jr., and (3) Stephen B. Swensrud.

Item 4 - Principal Accountant Fees and Services

            (a) Audit Fees -     Fiscal Year Ending October 31, 2005 - $34,000
                                 Fiscal Year Ending October 31, 2004 - $32,000

            (b) Audit-Related Fees -
                                 Fiscal Year Ending October 31, 2005 - $3,500
                                 Fiscal Year Ending October 31, 2004 - $3,000

            The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

            (c) Tax Fees -       Fiscal Year Ending October 31, 2005 - $5,700
                                 Fiscal Year Ending October 31, 2004 - $5,200

            The nature of the services include tax compliance, tax advice and tax planning.

            (d) All Other Fees - Fiscal Year Ending October 31, 2005 - $0
                                 Fiscal Year Ending October 31, 2004 - $0

            (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

            (e)(2)  0%

            (f) Not Applicable

            (g) Fiscal Year Ending October 31, 2005 - $9,200
                Fiscal Year Ending October 31, 2004 - $8,200

            (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

            Regulation S-X Rule 2-01(c)(7)(ii) - $0, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

            James H. Bodurtha
            Kenneth A. Froot (as of June 1, 2005)
            Joe Grills
            Herbert I. London
            Roberta Cooper Ramo
            Robert S. Salomon, Jr.
            Stephen B. Swensrud

Item 6 -    Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -

            Proxy Voting Policies and Procedures

            Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

            In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

            The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

            To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

            The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

       From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

       In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

       In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

       The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

* Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

* Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

* Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

* Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

* Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

* Routine proposals related to requests regarding the formalities of corporate meetings.

* Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

* Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of October 31, 2005.

            (a)(1) Mr. William R. Bock is primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Mr. Bock is a Director of MLIM and has been a portfolio manager at MLIM since 1989. He has twelve years of experience investing in Municipal Bonds. He has been the portfolio manager and a Vice President of the Fund since 1993.

            (a)(2)  As of October 31, 2005:


                                                                         (iii) Number of Other Accounts and
                  (ii) Number of Other Accounts Managed                   Assets for Which Advisory Fee is
                        and Assets by Account Type                               Performance-Based

                              Other                                      Other
           (i) Name of      Registered    Other Pooled                 Registered    Other Pooled
           Portfolio        Investment     Investment     Other        Investment     Investment      Other
           Manager          Companies       Vehicles     Accounts      Companies       Vehicles      Accounts
           William R.
           Bock                       3            0           0               0               0            0
                       $  1,251,340,411      $     0     $     0         $     0         $     0      $     0


            (iv)   Potential Material Conflicts of Interest

       Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

       Certain investments may be appropriate for the Fund and also for other clients advised by the Investment. Adviser and its affiliates, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Investment Adviser and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for the Fund may differ from the results achieved by other clients of the Investment Adviser and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Investment Adviser and its affiliates to be equitable to each. The Investment Adviser will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Investment Adviser and its affiliates in the interest of achieving the most favorable net results to the Fund.

       To the extent that the Fund's portfolio management team has responsibilities for managing accounts in addition to the Fund, a portfolio manager will need to divide his time and attention among relevant accounts.

       In some cases, a real, potential or apparent conflict may also arise where (i) the Investment Adviser may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of the Fund's portfolio management team owns an interest in one fund or account he or she manages and not another.

            (a)(3)  As of October 31, 2005:

       Portfolio Manager Compensation

       The Portfolio Manager Compensation Program of MLIM and its affiliates, including the Investment Adviser, is critical to MLIM's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

       Compensation Program

       The elements of total compensation for MLIM and its affiliates portfolio managers are a fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate - both up and down - with the relative investment performance of the portfolios that they manage.

       Base Salary

       Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

       Performance-Based Compensation

       MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, MLIM and its affiliates portfolio manager incentive compensation is based on a formulaic compensation program. MLIM's formulaic portfolio manager compensation program includes: investment performance relative to a subset of general closed-end, insured, leveraged municipal debt funds over 1-, 3- and 5-year performance periods and a measure of operational efficiency. Portfolio managers are compensated based on the pre-tax performance of the products they manage. If a portfolio manager's tenure is less than 5 years, performance periods will reflect time in position. Portfolio managers are compensated based on products they manage. A discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. MLIM and its affiliates also consider the extent to which individuals exemplify and foster ML & Co.'s principles of client focus, respect for the individual, teamwork, responsible citizenship and integrity. All factors are considered collectively by MLIM management.

       Cash Bonus

       Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

       Stock Bonus

       A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of ML & Co. stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the company's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future ML & Co. stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the ML & Co. shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the company's performance. Portfolio managers therefore have a direct incentive to protect ML & Co.'s reputation for integrity.

       Other Compensation Programs

       Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of MLIM mutual funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of MLIM products and promotes continuity of successful portfolio management teams.

       Other Benefits

       Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of ML & Co. and its affiliates, including broad-based retirement, 401(k), health, and other employee benefit plans.

            (a)(4) Beneficial Ownership of Securities.    As of October 31,
                   2005, Mr. Bock does not beneficially own any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -   Submission of Matters to a Vote of Security Holders - Not
            Applicable

Item 11 -   Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
            (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -   Exhibits attached hereto

12(a)(1) -  Code of Ethics - See Item 2

12(a)(2) -  Certifications - Attached hereto

12(a)(3) -  Not Applicable

12(b) -     Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MuniYield Insured Fund, Inc.


By:     /s/ Robert C. Doll, Jr.
       ----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       MuniYield Insured Fund, Inc.


Date: December 16, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       ----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       MuniYield Insured Fund, Inc.


Date: December 16, 2005


By:     /s/ Donald C. Burke
       ----------------------------
       Donald C. Burke,
       Chief Financial Officer of
       MuniYield Insured Fund, Inc.


Date: December 16, 2005